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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 25, 1996
                                  -------------


                          COMMISSION FILE NO.: 0-25772


                                HF BANCORP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                                                       33-0576146
- --------------------------------------------------           -------------------
(State or other Jurisdiction of Incorporation                (IRS Employer or
organization)                                                Identification No.)


445 E. Florida Avenue, Hemet, California                           92543
- ----------------------------------------                     -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (909) 658-4411
                                                             -------------------




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         On June 21, 1996 HF Bancorp, Inc. through its wholly-owned subsidiary, Hemet Federal Savings and Loan Association, Hemet, California, completed its purchase of three San Diego County branches from Hawthorne Savings Bank, F.S.B.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         Attached is a copy of the press release announcing the consummation of the acquisition. It is impracticable at this time to provide the required financial statements and pro forma financial information. Such statements and information will be filed as soon as practicable but not later than 60 days from July 5, 1996.





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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/ J. Robert Eichinger
                                          --------------------------------------
                                          J. Robert Eichinger
                                          President and Chief Executive Officer





Dated:    June 28, 1996